The Royce Fund

Supplement to the Consultant, R, and K Class Shares Prospectus Dated May 1, 2016

Royce Heritage Fund

Royce Low-Priced Stock Fund

Royce Small-Cap Leaders Fund

Royce Smaller-Companies Growth Fund

Effective as of the date hereof, K Class shares of each of the Funds listed above are closed to all purchases and exchanges.

February 24, 2017

K Class-0217